SUMMARY PROSPECTUS MAY 1, 2011	Index 400 Stock Portfolio

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.nmseriesfund.com. You can also get this information at no cost by calling 1-888-455-2232 or by sending an e-mail request to sfprospectus@northwesternmutual.com. The current prospectus and statement of additional information, each dated May 1, 2011, along with the Portfolio’s most recent annual report dated December 31, 2010, are incorporated by reference into this Summary Prospectus. The Portfolio’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to achieve investment results that approximate the performance of the S&P MidCap 400® Stock Price Index (“S&P MidCap 400® Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.02%
Total Annual Portfolio Operating Expenses*	0.29%

* The operating expenses of the Portfolio reflected in the Portfolio’s most recent annual report and Financial Highlights do not include fees and expenses incurred indirectly by the Portfolio as a result of investments in shares of one or more investment companies (referred to as “Acquired Fund Fees and Expenses”).

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9.93% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P MidCap 400® Index. The S&P MidCap 400® Index is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The S&P MidCap 400® Index does not include the very large issues that account for most of the weighting in the S&P 500® Index. As of December 31, 2010, the market capitalization range of the S&P MidCap 400® Index was $461.3 million to $9.22 billion. The Portfolio attempts to achieve its objective by

Northwestern Mutual Series Fund, Inc.	NMSF–28

Index 400 Stock Portfolio

investing all, or substantially all, of its assets in the stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P MidCap 400® Index stock futures and swap agreements to help achieve full replication.

Standard & Poor’s constructs the index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its float-adjusted market value. For example, the 50 largest companies in the index may account for over 50% of its value. For this reason, the Index 400 Stock Portfolio is classified as “nondiversified.”

The Index 400 Stock Portfolio’s ability to match the performance of the S&P MidCap 400® Index will be affected to some extent by the size and timing of cash flows into and out of the Index 400 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

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Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The Portfolio’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional investments. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not otherwise have occurred or missed opportunities for the Portfolio. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Derivatives could involve management, credit, interest rate, liquidity and market risks, and the risks of mispricing or improper valuation. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. In addition, the Portfolio could sustain a loss in the event the counterparty to a derivatives transaction fails to make the required payments or otherwise comply with the terms of the contract.

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Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

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Indexing Strategy Risk – A Portfolio may not perform as well as the index it attempts to match due to the Portfolio’s expenses, changes in securities markets, changes in the composition of the underlying index and the timing of purchases and redemptions of Portfolio shares. A Portfolio using an indexing strategy does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. In addition, changes in the value of a derivative used to replicate an index may not correlate as intended with the underlying index.

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Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Nondiversification Risk – The Portfolio is classified as a nondiversified fund to enable it to hold securities in the same weightings as its underlying Index. Depending on the composition of the Index from time to time, the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, and its performance may be more closely tied to the value of that one issuer or issuers and may be more volatile than the performance of a more diversified fund.

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Mid and Small Cap Company Risk – Investing in mid and small cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

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Index 400 Stock Portfolio

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 3rd – ‘09 19.84%    Worst Qtr: 4th – ‘08 -25.60%

Average Annual Total Return

(for periods ended December 31, 2010)

1 Yr	5 Yrs	10 Yrs
Index 400 Stock Portfolio
26.29%	5.54%	6.97%
S&P MidCap 400® Index
26.64%	5.74%	7.16%
Lipper® Variable Insurance Products (VIP) Mid Cap Core Funds Average
24.78%	4.28%	5.96%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Managers: R. David Ells, Managing Director of MSA, joined The Northwestern Mutual Life Insurance Company (Northwestern Mutual) in 2004 and has been co-portfolio manager of the Portfolio since September 2010.

Steven A. Warren, Associate of MSA, joined Northwestern Mutual in 1998 and has been co-portfolio manager of the Portfolio since September 2010.

TAX INFORMATION

Shares of the Portfolio are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors of owning such products.

COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Neither the Portfolio nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.

Northwestern Mutual Series Fund, Inc.	NMSF–30